Exhibit 10.10


[LOGO]

VIA FACSIMILE

November 14,2000

E-Loan, Inc.
5875 Arnold Road
Dublin, CA 94568
Attention:  Mr. Steven M. Majerus

RE:  Covenant Waiver

Dear Steve:

Reference is hereby made to the Master Loan and Security Agreement (as amended, the "Warehouse Agreement") dated as of May 10, 1999 between E-Loan, Inc. ("E-Loan") and Greenwich Capital Financial Products, Inc. ("Greenwich"), as amended. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Warehouse Agreement.

Pursuant to Section 7.28 of the Warehouse Agreement, E-Loan is required to have available under committed revolving facilities (other than with Greenwich) at least $50 million, including availability for wet loans in an amount equal to the maximum amount permitted for Wet Loans under the definition of Maximum Credit Amount (the "Covenant"). Per your letter dated November 20, 2000, E-Loan has informed Greenwich that such covenant was breached on September 30, 2000.

Pursuant to this letter agreement, GCFP hereby waives the requirement that E-Loan comply with the Covenant for the period September 30, 2000 through and including November 30, 2000; provided, however, if E-Loan is not in compliance with the Covenant on and after December 1, 2000, Greenwich shall have all rights available to it under the Warehouse Agreement and at law.

Except as expressly amended hereby, the Warehouse Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof. This letter agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Please acknowledge your agreement to the foregoing by executing in the space provided below and returning the executed document to the undersigned.

Very truly yours,


                                           By:  /s/ ILLEGIBLE
                                                --------------------------------
                                                Name: ILLEGIBLE
                                                      --------------------------
                                                Title:  MANAGING DIRECTOR
                                                        ------------------------

                                                                   Exhibit 10.10


Acknowledged and Agreed:

E-LOAN, INC.


By: /s/ STEVEN M. MAJERUS
    -----------------------------------------------
    Name:  STEVEN M. MAJERUS
           ----------------------------------------
    Title: VP SECONDARY MARKETING
           ----------------------------------------


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